Filed Pursuant to 497(e)
Registration No. 333-141582

ENTERPRISE MERGERS AND ACQUISITIONS FUND (the “Fund”)

A PORTFOLIO OF THE 787 FUND, INC.

Supplement dated July 10, 2008, to the Fund’s Prospectus dated March 11, 2008

On July 8, 2008, the Board of Directors (the “Board”) of the Fund approved the termination of the Fund’s distribution agreement with Enterprise Fund Distributors, Inc. (“EFD”) to be effective as of the close of business on July 31, 2008. At the same meeting, the Board also approved the appointment of a new distributor, Gabelli & Company, Inc. (“Gabelli & Company”) and a new distribution agreement between the Fund and Gabelli & Company, both to be effective as of August 1, 2008. In addition, at the same meeting, the Board approved a name change for the Fund to “Gabelli Enterprise Mergers and Acquisitions Fund,” effective August 1, 2008.

Effective August 1, 2008, all references in the Prospectus to Enterprise Fund Distributors, Inc. or EFD should be replaced with Gabelli & Company, Inc. or Gabelli & Company, and all references in the Prospectus to Enterprise Mergers and Acquisitions Fund should be replaced with Gabelli Enterprise Mergers and Acquisitions Fund. On the back cover of the Prospectus, the address for EFD should be eliminated.

Also effective August 1, 2008, the Fund will allow exchanges between the Fund and certain other funds managed by the Adviser or its affiliates. The prospectus is revised to have the following added after the “Selling Shares” section on page 25 of the prospectus:

Exchanging Shares

“You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

•	you may realize a taxable gain or loss;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain a prospectus; and
•	you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Fund’s transfer agent, or through a registered broker-dealer or other financial intermediary.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.
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Exchange by Mail. You may send a written request for exchanges to: Gabelli Enterprise Shareholder Services, P.O. Box 219731 Kansas City, Missouri 64121-9731. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

The Fund may modify or terminate the exchange privilege at any time. You will be given written notice 60 days prior to any material change in the exchange policy.”

ENTERPRISE MERGERS AND ACQUISITIONS FUND (the “Fund”)

A PORTFOLIO OF THE 787 FUND, INC.

Supplement dated July 10, 2008, to the Fund’s Statement of Additional Information

(“SAI”) dated March 11, 2008

Effective August 1, 2008, all references in the SAI to Enterprise Fund Distributors, Inc. or EFD should be replaced with Gabelli & Company, Inc. or Gabelli & Company. On the front cover of the SAI, the address and telephone number for EFD should be replaced with the following: 800-GABELLI (800-422-3554), or writing the Distributor at One Corporate Center, Rye, New York 10580-1422.

Also effective August 1, 2008, all references in the SAI to Enterprise Mergers and Acquisitions Fund should be replaced with Gabelli Enterprise Mergers and Acquisitions Fund.

Also effective August 1, 2008, under the section of the SAI entitled “The Distributor” the first two paragraphs should be revised to read as follows:

“The Corporation has a distribution agreement with Gabelli & Company, Inc., whereby Gabelli & Company serves as the Distributor for each class of the Fund’s shares. The business address of the Distributor is One Corporate Center, Rye, New York 10580. Gabelli & Company is a New York corporation which is an indirect majority owned subsidiary of GAMCO Investors, Inc., the parent company of the Adviser. Gabelli & Company acts as agent of the Fund for the continuous offering of its shares on a best efforts basis. Prior to August 1, 2008, Enterprise Fund Distributors, Inc. (“EFD”) served as the Corporation’s distributor for each class of the Fund’s shares.

The Corporation’s distribution agreement with respect to Class A, Class B, Class C and Class Y shares (“Distribution Agreement”) was approved by its Board including a majority of Independent Directors for an initial period of two years. After the initial period, the Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Directors who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Corporation (“Independent Directors”) and, if applicable, who have no direct or indirect financial interest in the operation of the Plans (as defined below) or any such related agreement, by vote cast in person at a meeting called for the purpose of voting on such Distribution Agreement, and (ii) either by vote of a majority of the Directors or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Corporation as applicable.”

In addition, the last paragraph of this section of the SAI should be revised to read as follows:

“The table below shows the amounts paid by the Fund to the prior distributor, EFD, pursuant to the 12b-1 Plan for the fiscal year ended October 31, 2007:

Fund	Distribution Fees Paid to EFD
Mergers and Acquisitions Fund
Class A	$1,757,920
Class B	$ 538,478
Class C	$1,735,824

The table below shows the amount of sales charges earned by the prior distributor, EFD, in connection with the sale of shares of the Fund and the amounts retained by EFD, net of payments to selling dealers, for the fiscal year ended October 31, 2007:

Fund	Amount Paid to EFD	Amount Retained by EFD
Mergers and Acquisition Fund
Class A (Front End Sales Charge)	$ 1,696	$ 1,696
Class B (CDSC)	$ 2,446	$ 2,446
Class C (CDSC)	$178,004	$178,004
Class Y (CDSC)	$ 62,729	$ 62,729

No amounts were paid to the current Distributor, Gabelli & Company, for the fiscal year ended October 31, 2007.”

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